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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                         FIRST KEYSTONE FINANCIAL, INC.
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                (Name of Registrant as Specified In Its Charter)

                             NOMINATING STOCKHOLDERS
                             Lawrence Partners, L.P.
                         Lawrence Offshore Partners, LLC
                               Lawrence Garshofsky
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    (Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee paid previously with preliminary materials:

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         On January 18, 2007, current stockholders (the "Nominating
Stockholders") of First Keystone Financial, Inc. (the "Company"), holding 6.4% of the Company's outstanding Common Stock, filed with the Securities and Exchange Commission a definitive proxy statement regarding the solicitation of votes for the election of Lawrence Garshofsky and Jeffrey E. Susskind (the "Stockholder Nominees") to be Directors of the Company.

         Stockholders of the Company as of December 12, 2006 can vote for the Stockholder Nominees by submitting their GOLD proxy card. The annual meeting of the Company is scheduled to be held on February 7, 2007.

         Item 1: On February 1, 2007, the Nominating Stockholders issued the following press release:

ISS RECOMMENDS STOCKHOLDERS VOTE ON THE GOLD PROXY CARD FOR LAWRENCE GARSHOFSKY AND JEFFREY SUSSKIND

Beverly Hills, CA February 1, 2007 PR Newswire/ -- The Nominating Stockholders are pleased to announce that Institutional Shareholder Services (ISS), the leading independent proxy and corporate governance advisory firm, has recommended stockholders vote FOR The Nominating Stockholders' nominees, Lawrence Garshofsky and Jeffrey E. Susskind, on the GOLD proxy card at First Keystone Financial Inc.'s (NASDAQ: FKFS) upcoming Annual Meeting to be held on February 7, 2007.

In rendering its decision, ISS noted, "Our review of the key issues, particularly the stock price performance, suggests that the company has been unable to create shareholder value in the short and medium term." ISS' analysis further stated, "we believe that the company could benefit from greater oversight and inclusion of independent directors on the board."

Lawrence Garshofsky of the Nominating Stockholders said, "We are extremely pleased that ISS is recommending that stockholders vote for our slate of nominees on the GOLD proxy card. We are in complete agreement with ISS that the board of directors of First Keystone Financial needs change. If elected, Jeffrey and I look forward to working with our fellow board members in maximizing stockholder value for all First Keystone Financial stockholders."

The Nominating Stockholders collectively own 6.4% of the outstanding shares of First Keystone Financial.

                             ADDITIONAL INFORMATION

         You can obtain free copies of the Nominating Stockholders' proxy statement through the website maintained by the SEC at www.sec.gov. In addition, you can obtain free copies of the proxy statement from the Nominating Stockholders and assistance in voting your shares by contacting:

                              D.F. King & Co., Inc.
                             Attn: Richard Grubaugh
                                 48 Wall Street
                            New York, New York 10005
                         (Call Toll Free (888) 628-8208)

         Our definitive proxy statement and the related proxy were mailed to stockholders of the Company seeking support at the Annual Meeting:

         o to elect Lawrence Garshofsky and Jeffrey E. Susskind to four-year terms as Directors of the Company in opposition to the Directors nominated for election by the Company and

         o to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007.

         The Nominating Stockholders beneficially own 155,850 shares of Common Stock, which represents 6.4% of the Company's outstanding Common Stock, as of December 12, 2006 (the "Record Date"), based upon the Company's proxy statement. Each of the Nominating Stockholders has been a beneficial owner of the Company's Common Stock for over two years. The Nominating Stockholders are Lawrence Partners, L.P., a California limited partnership, Lawrence Offshore Partners, LLC, a Manx limited liability company, and Lawrence Garshofsky.

         Your vote is important, no matter how many or how few shares you hold. If your shares are held in the name of a brokerage firm, bank or nominee, only they can vote your shares, and only upon receipt of your specific instructions. Accordingly, please return the proxy card in the envelope provided by your bank or broker or contact the person responsible for your account and give instructions for such shares to be voted for the Stockholder Nominees.

         If your shares are registered in more than one name, the GOLD proxy card should be signed by all such persons to ensure that all shares are voted for the Stockholder Nominees. Holders of record of shares of Common Stock on the Record Date are urged to submit a proxy, even if such shares have been sold after the Record Date.

         Please refer to the Company's definitive proxy statement for a full description of management's proposals, the ownership of the Company's common stock, the share vote required to ratify each proposal, information about the Company's officers and directors, including compensation, information about ratification of Deloitte & Touche LLP and other information.

         INFORMATION CONCERNING THE NOMINATING STOCKHOLDERS AND THE STOCKHOLDER NOMINEES AND THEIR INTERESTS IN THE SOLICITATION IS SET FORTH IN THE PROXY STATEMENT FILED BY THE NOMINATING STOCKHOLDERS WITH THE SEC ON JANUARY 18, 2007.